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                                                                   EXHIBIT 23.1

                       [DELOITTE & TOUCHE LLP LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Penske Motorsports, Inc., on Form S-8 pertaining to the Penske Motorsports, Inc. 1996 Stock Incentive Plan of our report dated March 22, 1996, included in the Registration Statement on Form S-1 of Penske Motorsports, Inc. (Registration No. 333-692) dated March 26, 1996.

Deloitte & Touche LLP

Detroit, Michigan
August 12, 1996